UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2017

LEGALL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55636	81-2355761
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2215 North Wood Avenue Linden, New Jersey	07036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 448-1222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or LG to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “increase,” “forecast” and “guidance” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are based upon then-current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. There can be no assurance that the proposed Acquisition Agreement or the related transactions will occur as currently contemplated, or at all, or that the expected benefits from the transactions will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed Share Exchange include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the Share Exchange, the respective parties’ performance of their obligations under the Acquisition Agreement, and other factors affecting the execution of the transactions contemplated by the Acquisition Agreement. Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this Current Report on Form 8-K include, but are not limited to, the Company’s ability to promptly and effectively integrate the businesses of the Company and LG, any change in national and regional economic conditions, competitive factors in the markets served by the Company and LG, governmental regulation, industry consolidation, technological developments and major world news events.

In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this Current Report on Form 8-K may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 7, 2017, LeGall Holdings, Inc., a Delaware corporation (the “Company” or “LHI”) announced that it had entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Le’ Grille, LLC., a New Jersey Limited Liability Company (“LG”), and the controlling members of LG (the “LG Members”) (the “Acquisition”). Pursuant to the Share Exchange Agreement, the Company acquired 100% of the issued and outstanding equity of LG from the LG Members (the “LG Ownership”) and in exchange the Company issued to LG 255,500 shares of its common stock (the “LHI Shares”). As a result of the Share Exchange Agreement, LG became a wholly owned subsidiary of the Company. The Share Exchange Agreement contains customary representations, warranties and conditions to closing. The closing of the Share Exchange (the “Closing”) occurred upon LG providing LHI with audited financial statements, with such financial statements being prepared by an independent accounting firm registered with the Public Company Accounting Oversight Board (“PCAOB”).

The Share Exchange Agreement was treated as a recapitalization of the Company for financial accounting purposes.  LG was considered the acquirer for accounting purposes. The equity of LG is presented as the equity of the combined company and the members’ equity accounts of LG is adjusted to reflect the total value of the outstanding and issued common stock of the legal acquirer (LeGall Holdings, Inc.) after giving effect to the number of shares issued in the Share Exchange Agreement.

FORM 10 DISCLOSURE

As disclosed elsewhere in this Current Report~~,~~ the Company acquired Le’ Grille, LLC, pursuant to the Share Exchange Agreement.. Upon the acquisition of LG the Company is no longer a shell corporation and it has taken on the operations of LG. The Company has included this disclosure in order to disclose the details of its resulting new operations and management.

The information provided below relates to the combined company after the acquisition of LG, except that information relating to periods prior to the date of the Share Exchange Agreement only relate to the Company unless otherwise specifically indicated.

Holders of common stock have no preemptive rights to purchase the Company’s common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock. The Company may issue additional shares of common stock which could dilute its current shareholder's share value.

General

The Company’s common stock is not currently trading on any public markets in the United States.

As of the date of this report, the Company had approximately 41 holders of its common stock.

The Company has not declared any dividends in its fiscal year ended December 31, 2016. Similarly, the Company did not declare any dividends during the three months ended March 31, 2017. Currently, the Company has no intention of paying cash dividends in the foreseeable future, but rather intends to use any future earnings for the development of its business in the foreseeable future.

Capitalization

The Company is authorized to issue 100,000,000 shares of common stock, par value $0.0001, of which 6,255,500 shares are outstanding as of the date of this report. The Company is also authorized to issue 20,000,000 shares of preferred stock, par value $0.0001, of which no shares were outstanding as of the date of this report.

The following statements relating to the capital stock set forth the material terms of the securities of the Company, however, reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, the certificate of incorporation and the by-laws.

Common Stock

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights.

Subject to preferences that may be applicable to any outstanding shares of preferred stock, the holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the board of directors in its discretion from funds legally available therefor.

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Preferred Stock

Shares of preferred stock may be issued from time to time in one or more series as may be determined by the board of directors. The board of directors may fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the stockholders of the Company, except that no holder of preferred stock shall have preemptive rights. Any shares of preferred stock so issued would typically have priority over the common stock with respect to dividend or liquidation rights. The board of directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized stock, unless otherwise required by law or otherwise.

Relationship with Tiber Creek Corporation

In 2016, the Company entered into an agreement with Tiber Creek Corporation, a Delaware corporation (“Tiber Creek”), for Tiber Creek to provide a number of services to the company including, but not limited to, assistance in becoming a public company, transfer of control of a public company, preparation of a registration and introductions to the financial community. Tiber Creek provided assistance in transferring control of reporting to the Company, preparing the business combination agreement, effecting the merger; the preparation and filing of forms which include a registration statement, with the Securities and Exchange Commission. Tiber Creek will also assist in listing the Company’s securities on a trading exchange and establishing and maintaining relationships with market makers and broker-dealers. James Cassidy, the former president of the Company prior to the change in control, is the President and sole shareholder of Tiber Creek. Mr. Cassidy had no relationship with the Company nor with LG prior to the change in control.

In general, Tiber Creek holds inactive Delaware corporations which may be used by issuers (such as the Company) to reincorporate their business in the State of Delaware and capitalize the issuer at a level and in a manner (i.e. the number of authorized shares and rights and preferences of shareholders) that is appropriate for a public company. Otherwise, these corporations, such as Garnet Island Acquisition, are inactive, and Tiber Creek does not conduct any business in such corporations.

James Cassidy and James McKillop serve as officers and directors of the Delaware corporations (such as Garnet Island Acquisition) until such time as the change of control in such corporations is effectuated. Messrs. Cassidy and McKillop each originally owned 10,000,000 shares of the Company prior to the change in control. As part of the change in control, the Company redeemed 19,500,000 shares such that each of Messrs. Cassidy and McKillop hold 250,000 shares of the Company.

DESCRIPTION OF BUSINESS

Prior to the Acquisition, the Company had no significant business, operations or plan. Accordingly, the business of the Company below is that of LG, which the Company acquired in the Acquisition.

History and Development of the Company

LeGall Holdings, Inc. is a development stage company designed as a global food and restaurant brand specializing in Caribbean and American cuisine and fine dining.” The Company will operate a Caribbean restaurant brand known as “LE’ GRILLE”. The Holding Company also intends to distribute its own proprietary line of Jerk Sauce.

The Company was incorporated in the State of Delaware in April, 2016, and was formerly known as Garnet Island Acquisition Corporation. In May, 2016, Garnet Island Acquisition Corporation filed a registration statement with the Securities and Exchange Commission on Form 10 by which it became a public reporting company.

On September 29, 2016, the Company implemented a change of control by redeeming shares of existing shareholders, issuing shares to new shareholders, electing new officers and directors and accepting the resignations of its then existing officers and directors. In connection with the change of control, the shareholders of the Company and its board of directors unanimously approved the change of the Company’s name from Garnet Island Acquisition Corporation to LeGall Holdings, Inc.

Business

The Company is a development stage company designed as a global food and restaurant brand specializing in Caribbean and American cuisine and fine dining.”) The Company will operate a Caribbean restaurant brand known as “LE’ GRILLE”. The Holding Company also intends to distribute its own proprietary line of Jerk Sauce.

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Caribbean Fast-Casual Dining

Traditionally, the foods and spices of the 7,000 Caribbean islands represent a melting pot of cultures and cooking methods. The Company however will present Caribbean food blended with American taste to cater to the demand in target locations. The Company will be open for breakfast, lunch and dinner daily from 8am – 10pm. Menu items will range in price depending upon market and location, but pricing will normally fix at $9.00 to $16.00 per item. Menu items will include jerk chicken, ox-tail, brown stew chicken, curry meats, beef and catfish.

Property and Location

In its first few years of operation, the Company will establish a Fast-Casual model restaurant. The first restaurant the Company shall operate is located at 3173 Roswell Rd Atlanta, GA 30305 (“the Property”). The Property was previously owned by Tex’s Tacos. The Company intends to acquire control of the property and lease terms are being negotiated. There is ample parking around the building and the location is in close proximity to East Andrews and Peachtree Rd. Zoned C-3 in the City of Atlanta. The 900-square foot space has been used primarily as a catering service.

Atlanta is the capital of and the most populous city in the U.S. state of Georgia, with an estimated 2015 population of 463,878. Atlanta is the cultural and economic center of the Atlanta metropolitan area, home to 5,522,942 people and the ninth largest metropolitan area in the United States. Atlanta is the county seat of Fulton County, and a small portion of the city extends eastward into DeKalb County.

There are approximately 185,000 total households in Atlanta, with 34.6% of ages ranging between 25 to 44, 37.0% of the total population is white, 51.5% black or African American, and 4.2% Asian (7.3% attributable to other races). 19.2% of households have at least one child under the age of 18 and approximately 80,000 (43.4%) of these households are represented by married-couple families. Median household income for this segment is approximately $35,000 and 90.3% of 25-year-olds and over are employed.

Jerk Sauce

Jerk Sauce is versatile ingredient that adds a Jamaican kick to chicken, lamb, pork, fish and vegetable dishes. Jerk is a style of cooking native to Jamaica in which meat is dry-rubbed or wet marinated with a very hot spice mixture called Jamaican jerk spice. Jerk seasoning is traditionally applied to pork and chicken. Modern recipes also apply jerk spice mixes to fish, shrimp, shellfish, beef, sausage, lamb, vegetables, and tofu. Jerk seasoning principally relies upon two items: allspice (called “pimento” in Jamaica) and Scotch bonnet peppers. Other ingredients may include cloves, cinnamon, scallions, nutmeg, thyme, garlic, brown sugar, ginger, and salt. The Company will supply Jerk Sauce in 10 oz. packaging to restaurants, grocery stores, and other markets. The Company also intends to distribute their proprietary sauce directly to consumers.

Catering Service and Franchising

The Company intends to offer catering services for personal and business needs as LHI expands. The Company’s catering services shall range from the most elegant affairs to business luncheons or picnics at local parks. In addition, the Company aims to establish regional franchise chains three to five years into operation, provided the Company can prove out performance of its brand for owner-operated locations.

Marketing and Distribution

To gain market share, the Company intends to deploy an aggressive marketing strategy built primarily upon internet marketing tactics and strategy. The Company will run a strong campaign on social media via Facebook, Instagram and Twitter. Print advertising will round out the marketing model with print advertisements being placed in publications that are typically read by members of the targeted audience. The Company will also distribute its jerk sauce directly at the Company’s restaurants, online, and via print catalogs. As the business expands, the Company intends to seek out sauce distributors, retailers, grocery stores and shopping marts.

The Market

The primary target market for the products or services that are being offered by LE’ GRILLE restaurant will be households earning above $50K income. According to LoopNet area demographics, there are 85,505 households within 5-miles of the Property that earn more than $50,000 per year. According to IBIS World, an estimated 39.1% of industry demand comes from consumers in the nation’s highest income quintile; and according to the US Census Bureau (2014-latest available data), the average consumer in the highest income bracket spent an average $5,125 on food and beverages consumed outside the home.

The target market for the Company’s Jerk Sauce will be grocery stores and restaurants. According to LoopNet, Grocery Stores within 5-miles vicinity of the Property gross nearly $629 million annually in revenue, and there are 15 major grocery stores in the vicinity of the Property, including; Kroger, Trader Joe’s, Whole Foods Market, The Fresh Market and Target. Restaurants expenditure within the 5-mile vicinity of the Property in 2015 was around $169 million.

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Grocery wholesalers comprise the largest market for industry operators, accounting for 39.6% of industry revenue in 2016. Wholesalers supply industry products to retailers, such as supermarkets, discount stores, convenience stores and other businesses that sell bulk, packaged foods. However, this segment’s share of the market declined over the past five years as online ordering systems enabled some supermarket chains to purchase products directly from industry producers.

Food manufacturers constitute 31.7% of industry revenue in 2016. This segment includes manufacturers that produce savory snack foods, frozen foods, meat, bread and bakery products. Major ingredients purchased from the Seasoning, Sauce, and Condiment Production industry include seasonings, salt, flavoring extracts, natural food coloring, gravy and sauce mixes. Due to the variety of products manufactured by producers in this downstream market, declining demand from one industry is offset by greater demand from another industry.

Sales to the foodservice and hospitality industries account for 12.2% of industry revenue. Motels, hotels, restaurants, fast-food chains and convention centers purchase large quantities of this industry’s products to use as ingredients for their finished food products and meals.

Supermarkets and grocery stores are forecast to account for about 9.7% of revenue in 2016 and serve as the most important point of purchase for consumers. Exports are anticipated to account for 6.8% of revenue in 2016, up from 5.1% in 2011. Exports constitute a small share of industry revenue because producers within this industry usually localize manufacturing operations to minimize transportation and distribution costs

Market Size

Research shows, the number of establishments in the industry is approximately 31,834, which is expected to increase at an average annual rate of 1.69% over the next five years to reach 34,527 in 2021. IBISWorld estimates that in 2016, the average industry operator will obtain a profit equivalent to 4.5% of revenue. Despite increased competition, margins have since increased because many chains have implemented cost-cutting measures and invested in technology to reduce their reliance on labor. The number of industry employees has increased at an annualized rate of 3.0% to 1.9 million people over the five years to 2016. These trends bode well for LeGall Holdings, as they show the substantial profits that are available for successful industry players.

Product and Service Segmentation

The Chain Restaurants industry is dominated by chains that offer a menu with a wide variety of traditional US cuisine such as burgers, steaks, sandwiches, salads, fries and deserts. This type of food is heavily immersed into US culture and has therefore been the main driver of the industry’s growth over the past half-century. Major chains Applebee’s, Chili’s, Outback Steakhouse and T.G.I. Friday’s fit into this segment. US food can be further segmented into subcategories such as Tex-Mex (Chili’s Grill and Bar), BBQ (Famous Dave’s) and steak (Outback Steakhouse), based on the chain’s primary menu items.

Italian-American cuisine is a close variation on traditional Italian food, with recipes modified under the influence of US culture over the past two centuries. Modern Italian-American menu is heavily focused on pasta-based dishes and pizza and tend to include greater amounts of meat and garlic than traditional Italian dishes. Italian American dishes also tend to be characterized by large amounts of tomato sauce. Olive Garden and Carrabba’s Italian Grill are two prominent restaurant chains in this category.

About 17.0% of industry revenue is derived from chains that specialize in breakfast foods such as pancakes, waffles, omelets and French toast. While most chains in this segment also offer traditional lunch and dinner menus, breakfast food chains have developed a competitive advantage with in the food-service sector advertising their ‘all-day breakfast’ service. Well-known names in this category include IHOP, Denny’s and Waffle House.

Asian food is a diverse category that can be broken down into some regional styles based on the peoples and cultures of those regions. The main broad types include East Asian (including Chinese, Japanese, and Korean restaurants); Southeast Asian (including Vietnamese, Thai and Malaysian restaurants); and South Asian (including Indian, Sri Lankan and Bangladeshi restaurants). Other variations such as Middle Eastern and Central Asian cuisines have been included in the ‘Other’ category for this report.

Market Segmentation

The major markets for the Single Location Full-Service Restaurants industry can be segmented based on some factors including income, age, geographic location and family structure. Given the discretionary nature of the industry, an indication of major markets can be inferred by annual expenditure on food and beverages consumed outside the home. According to the US Census Bureau, the average consumer spends about 4.9% of their annual expenditure on food and beverages consumed outside the home. An estimated 39.1% of industry demand comes from consumers in the nation’s highest income quintile. In 2014 (the latest available data), the average consumer in the highest income bracket spent $5,125 on food and beverages consumed outside the home, according to the US Census Bureau. On the other hand, those in the lowest income quintiles often need to make significant sacrifices to afford meals away from home.

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The average consumer in the lowest income quintile spent $1,142 on out-of-home food consumption in 2014. The three middle-income quintiles represent more than 50.0% of industry demand, showing how important the middle-class consumer is to the industry’s performance. While these consumers do not typically spend big on luxury food items, they contribute to the steady demand for middle-of-the-range chain restaurants. The industry’s major markets distribution has not changed dramatically over time as spending patterns within income brackets are relatively established. There was some tightening of budgets during the recession, but this occurred across all demographics, so it did not influence the industry’s major markets distribution.

THE COMPANY

Employees and Organization

Currently the Company has no employees other than its executive officers and directors who devotes approximately 90% of their time to the business of the Company.

Property

The Company does not currently own any real property. The Company currently conducts business at residential location owned by the Company’s President, located at 2215 North Wood Avenue, Linden, New Jersey, 07036.

Subsidiaries

The Company has entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Le’ Grille, LLC., a New Jersey Limited Liability Company (“LG”), and the controlling members of LG (the “LG Members”). Pursuant to the Share Exchange Agreement, the Company acquired 100% of the issued and outstanding equity of LG from the LG Members (the “LG Ownership”) and in exchange the Company issued to LG 255,500 shares of its common stock (the “LHI Shares”). As a result of the Share Exchange Agreement, LG became a wholly owned subsidiary of the Company.

The Company has no other subsidiaries.

Intellectual Property

The Company currently does not hold any intellectual property protection, and has not applied for any patents. The Company may decide in the future to pursue further efforts to protect its intellectual property, trade secrets and proprietary methods and processes.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Corporate History

LeGall Holdings, Inc. (the "Company") was incorporated on April 4, 2016 under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers, acquisitions and joint venture. The Company was initially known as Garnet Hill Acquisition Corporation.

In May 2016, the Company filed a registration statement with the Securities and Exchange Commission on Form 10 by which it became a public reporting company.

In September 2016, the Company changed its name from Garnet Island Acquisition Corporation to LeGall Holdings, Inc. in expectation of the anticipated change of control.

On September 28, 2016, the Company effected a change in control with the following actions:

James M. Cassidy resigned as the Company’s president, secretary and director and James McKillop resigned as the Company vice president and director. Portia R. LeGall, Terrence G. LeGall and Tara P. LeGall were named the officers and directors of the Company. Portia LeGall serves as the Company’s Co-Chief Executive Officer, Treasurer and Secretary, Terrence G. LeGall serves as the Company’s Co-Chief Executive Officer, and Tara LeGall serves as the Company’s Vice President of Marketing.

19,500,000 of the then outstanding 20,000,000 were redeemed by the Company.

On September 29, 2016, the Company issued 3,750,000 shares of its common stock to Portia LeGall valued at par and a discount of $375. On the same date the Company issued 650,000 shares of its common stock to Terrence LeGall valued at par and a discount of $65, 500,000 shares of its common stock to Tara LeGall valued at par and a discount of $50, and 100,000 shares of its common stock to Terrence G. M. LeGall valued at par and a discount of $10.

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From October 7 through November 30, 2016, the Company issued 500,000 shares of its common stock to 35 shareholders, sold at PAR ($.0001 per share) for $50 total consideration in a private sale of such shares pursuant to Section 4a (2) of the Securities Act of 1933.

On August 7, 2017, in connection with the Share Exchange Agreement, the Company issued to Le’ Grille member Portia LeGall 195,458 common shares in exchange for 76.5% Membership Interest in LG; the Company issued to Le’ Grille member Terrence LeGall 33,982 common shares in exchange for 13.3% Membership Interest in LG; and the Company issued to Le’ Grille member Tara LeGall 26,060 common shares in exchange for 10.2% Membership Interest in LG.

As a result of all common stock issuances, the total issued and outstanding shares of common stock at August 7, 2017 were 6,255,500.

Revenues and Losses

LeGall Holdings, Inc.

For the quarter ended March 31, 2017, the Company had not generated revenues and had no income from operations. The Company has sustained net losses of $15,255. The losses are largely contributed to operating expense incurred, by the Company, for the purposes of building business relationships and paying for accounting, legal and audit fees.

For the period from April 4, 2016 (inception) to December 31, 2016, the Company had not generated revenues and had no income from operations since inception. The Company had sustained net loss of $42,834. The losses are largely contributed to operating expense incurred, by the Company, for the purposes of building business relationships and paying for accounting, legal and audit fees.

Le’Grille, LLC

For the quarter ended March 31, 2017, the Company had not generated revenues and had no income from operations. The Company has sustained net losses of $2,800. The losses are largely contributed to operating expense incurred, by the Company, for the purposes of building business relationships and paying for accounting, legal and audit fees.

For the period from November 20, 2016 (inception) to December 31, 2016, the Company had not generated revenues and had no income from operations since inception. The Company had sustained net loss of $1,390. The losses are largely contributed to operating expense incurred, by the Company, for the purposes of business set-up expenses, accounting, legal, and audit fees.

Equipment Financing

The Company has no existing equipment financing arrangements.

Potential Revenue

The Company intends to earn revenue from sale of meals at Company-operated restaurants, through franchising of its brand and sale of its proprietary line of jerk sauce products, sold via retail and wholesale. The Company intends to open its first LE’ GRILLE fast-casual restaurant location in late 2017. The Company is currently negotiating for lease or purchase of the restaurant’s property, to be located at 3173 Roswell Rd Atlanta, GA 30305. The revenue from this operation will include sale of ten to fifteen menu items.

Alternative Financial Planning

Mrs. Portia LeGall — Co-CEO of the Company will pay all operation expenses for the Company as Director’s loan with no interest calculated until the Company can raise sufficient funds for its operation and project development. If the Company is not able to successfully raise monies as needed through a private placement or other securities offering (including, but not limited to, a primary public offering of securities), the Company’s ability to survive as a going concern and implement any part of its business plan or strategy will be severely jeopardized.

Capital Resources

Since its inception, the Company has devoted substantially all of its efforts to business planning, research and development, recruiting management and staff and raising capital. Accordingly, the Company is considered to be in the development stage. The Company has not generated revenues from its operations, and its continuation as a going concern is dependent on management’s ability to develop profitable operations, and/or obtain additional financing from its stockholders and/or other third parties.

The Company’s proposed activities will necessitate significant uses of capital beyond 2017.

There is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company. Accordingly, given the Company’s limited cash and cash equivalents on hand, the Company will be unable to implement its business plans and proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans.

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MANAGEMENT’S DISCUSSION AND ANALYSIS

The following discussion should be read in conjunction with the Company’s audited financial statements and the related notes that appear elsewhere in this annual report. The discussions of results, causes and trends should not be construed to imply any conclusion that these results or trends will necessarily continue into the future.

The Company’s audited financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

RESULTS OF OPERATIONS

For the quarter ended March 31, 2017, the Company had not generated revenues and had no income from operations. The Company has sustained net losses of $15,255. The losses are largely contributed to operating expense incurred, by the Company, for the purposes of building business relationships and paying for accounting, legal and audit fees.

For the period from April 4, 2016 (inception) to December 31, 2016, the Company had not generated revenues and had no income from operations since inception. The Company had sustained net loss of $42,834. The losses are largely contributed to operating expense incurred, by the Company, for the purposes of building business relationships and paying for accounting, legal and audit fees.

Le’ Grille, LLC

For the quarter ended March 31, 2017, the Company had not generated revenues and had no income from operations. The Company has sustained net losses of $2,800. The losses are largely contributed to operating expense incurred, by the Company, for the purposes of building business relationships and paying for accounting, legal and audit fees.

For the period from November 20, 2016 (inception) to December 31, 2016, the Company had not generated revenues and had no income from operations since inception. The Company had sustained net loss of $1,390. The losses are largely contributed to operating expense incurred, by the Company, for the purposes of business set-up expenses, accounting, legal, and audit fees.

LIQUIDITY AND CAPITAL RESOURCES

LeGall Holdings, Inc.

As of March 31, 2017, the Company had $3,774 of cash and no cash equivalents.

The Company has accrued liabilities in the amount of $3,500 and payable to related party of $55,114, as of March 31, 2017.

For the quarter ended March 31, 2017, expenses paid by the CEO on behalf of the Company was $14,332. These expenses were paid by Portia LeGall, the Company’s Co-Chief Executive Officer and recorded as a payable to related party. Interest expense accrued for the payable to related party amounted to $923.

As of December 31, 2016, the Company had $72 of cash and no cash equivalents.

The Company has accrued liabilities in the amount of $5,000 and payable to related party of $35,580, as of December 31, 2016.

For the period from April 4, 2016 (inception) to December 31, 2016, expenses paid by the CEO on behalf of the Company was $42,120. These expenses were paid by Portia LeGall, the Company’s Co-Chief Executive Officer and recorded as a payable to related party. Interest expense accrued for the payable to related party amounted to $714.

Other non-cash adjustments came from expenses paid by a stockholder and received equity. For the period from April 4, 2016 (inception) to December 31, 2016, expenses paid by the stockholder and contributed as capital was $1,562.

Le’Grille, LLC

As of March 31, 2017, the Company had no of cash and no cash equivalents.

The Company has accrued liabilities in the amount of $4,038 as of March 31, 2017.

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For the quarter ended March 31, 2017, expenses paid by the CEO on behalf of the Company was $0.

As of December 31, 2016, the Company had no of cash and no cash equivalents.

The Company has accrued liabilities in the amount of $1,238 as of December 31, 2016.

For the period from November 20, 2016 (inception) to December 31, 2016, expenses paid by the CEO on behalf of the Company was $152. These expenses were paid by Portia LeGall, the Company’s Co-Chief Executive Officer.

Other non-cash adjustments came from expenses paid by a stockholder and received equity. For the period from November 20, 2016 (inception) to December 31, 2016, expenses paid by the stockholder and contributed as capital was $152.

Going Concern

As of March, 31, 2017, the Company has a going concern assumption. At present, the Company has no operations and the continuation of the Company, as a going concern is dependent upon financial support from its stockholders, its ability to obtain necessary equity financing to continue operations and/or to successfully locate and negotiate with a business entity for the combination of that target company with the Company.

As of December, 31, 2016, the Company's independent auditors have issued a report raising substantial doubt about the Company's ability to continue as a going concern. At present, the Company has no operations and the continuation of the Company. as a going concern is dependent upon financial support from its stockholders, its ability to obtain necessary equity financing to continue operations and/or to successfully locate and negotiate with a business entity for the combination of that target company with the Company.

Inflation

In the opinion of management, inflation has not and will not have a material effect on the Company’s operations in the immediate future. Management will continue to monitor inflation and evaluate the possible future effects of inflation on its business and operations.

Contractual Payment Obligations

The Company has no contractual payment obligations as of March 31, 2017 and December 31, 2016, respectively.

Off Balance Sheet Arrangements

Under SEC regulations, the Company is required to disclose its off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, such as changes in financial condition, revenue or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors. As of March 31, 2017, and December 31, 2016, the Company has no off-balance sheet arrangements.

Critical Accounting Policies

The Company’s financial statements and accompanying notes have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company regularly evaluates the accounting policies and estimates that it uses to prepare its financial statements. A complete summary of these policies is included in the notes to the Company’s financial statements. In general, management's estimates are based on historical experience, on information from third party professionals, and on various other assumptions that are believed to be reasonable under the facts and circumstances. Actual results could differ from those estimates made by management.

Recently Issued Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

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Selected Financial Data

The Company is a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and is not required to provide the information under this item.

Quantitative and Qualitative Disclosures About Market Risk

The Company is a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and is not required to provide the information under this item.

OFFICERS AND DIRECTORS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Portia LeGall, Co-CEO, Treasurer and Secretary, is the wife of Co-CEO Terrence LeGall and mother of VP of Marketing, Tara P. LeGall. Co-CEO Terrence LeGall is the father of VP of Marketing, Tara P. LeGall.

Name	Age	Position	Year Commenced
Portia LeGall	54	Co-CEO, Treasurer, Secretary and Director	2016
Terrence LeGall	62	Co-CEO and Director	2016
Tara P. LeGall	27	VP of Marketing Director	2016

Portia R. LeGall serves as the Co-Chief Executive Officer, Secretary, Treasurer and Director of the Company. Prior to the formation of the Company, from 2011 to the present, Ms. LeGall has been the CEO of a consulting firm in fashion, makeovers and relationship counseling. Since 2003, Ms. LeGall has also served as a gospel singer and event host. From 2013 to 2015 she was the co-host of an Internet radio show about money and relationships. Since 2003, Ms. LeGall has been involved in charitable activities at Abundant Life Family Worship Church and Morning Star Community Church.

Terrence G. LeGall serves as Co-Chief Executive Officer and Director of the Company. Since 2011 to the present, Mr. LeGall has served as CEO of the LeGall Group, a consulting organization. Since 2011, he has served as a consultant to Abundant Life Family Worship Church and others. From 2013 to 2015 he was the co-host of an Internet radio show about money and relationships.

Tara P. LeGall serves as the Vice President of Marketing of the Company. Tara graduated from Savannah College of Arts and Design in Atlanta, Georgia with a Bachelor of Arts degree in Fashion Design and Marketing. Tara was employed in sales in design at Forever 21 Stores from 2012 to 2013, then employed as assistant manager at Nike Corporation from 2012 to 2015. Tara was active CEO of Tara Patrice Company from 2015 to present. She is involved in charitable activities at the Morning Star Community Church.

Director Independence

Pursuant to Rule 4200 of The NASDAQ Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company. The Company's board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly.

Committees and Terms

The Board of Directors (the “Board”) has not established any committees.

Legal Proceedings

There are currently no pending, threatened or actual legal proceedings of a material nature in which the Company is a party.

Description of Compensation Table

As of December 31, 2016, there was no accrued compensation that was due to the Company's employees or officers. Upon successful completion by the Company of a primary public offering in the future (or the completion of other financing or funding), however, the Company may compensate officers and employees as is discussed below in “Anticipated Officer and Director Remuneration.”

Each of the officers has received certain shares of common stock in the Company in connection with the change of control of the Company. Accordingly, the Company has not recorded any compensation expense in respect of any shares issued to the officers as such shares do not represent compensation that was paid to any officer.

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There are no current plans to pay or distribute any cash or non-cash bonus compensation to officers of the Company, until such time as the Company is profitable, experiences positive cash flow or obtains additional financing. However, the Board of Directors may allocate salaries and benefits to the officers in its sole discretion. No officer is subject to a compensation plan or arrangement that results from his or her resignation, retirement, or any other termination of employment with the Company or from a change in control of the company or a change in his or her responsibilities following a change in control. The members of the Board of Directors may receive, if the Board so decides, a fixed fee and reimbursement of expenses, for attendance at each regular or special meeting of the Board, although no such program has been adopted to date. The Company currently has no retirement, pension, or profit-sharing plan covering its officers and directors; however, the Company plans to implement certain such benefits after sufficient funds are realized or raised by the Company (see “Anticipated Officer and Director Remuneration” below.)

Employment Agreements

The Company has not entered into employment agreements with any of its employees.

Anticipated Officer and Director Remuneration

The Company pays no compensation to its officers or directors at present. The Company intends to pay regular, competitive annual salaries to all its officers and directors and will pay an annual stipend to its directors when, and if, it completes a primary public offering for the sale of securities and/or the Company reaches greater profitability, experiences larger and more sustained positive cash flow and/or obtains additional funding. At such time, the Company anticipates offering additional cash and non-cash compensation to officers and directors. In addition, the Company anticipates that its officers and directors will be provided with additional fringe benefits and perquisites at subsidizes rates, or at the sole expense of the Company, as may be determined on a case-by-case basis by the Company in its sole discretion. In addition, the Company may plan to offer retirement benefits at a later time in its sole discretion.

Certain Relationships and Related Transactions

James Cassidy and James McKillop, were both former officers and directors of the Company. Mr. Cassidy formerly held position of the Company as president, secretary and director of the Company prior to the change in control. Mr. McKillop formerly held position of the Company as vice president and director prior to the change in control. Mr. Cassidy and Mr. McKillop were involved with the Company prior to the change in control and may be considered promoters of the Company. Messrs. Cassidy and McKillop each initially held 10,000,000 shares of the Company’s common stock valued at par and a total discount of $2,000.  As part of the change of control, Messrs. Cassidy and McKillop each consented to the contribution back to the Company of 9,750,000 shares held by each of them valued at par and a total discount of $1,950.

Each of Messrs. Cassidy and McKillop retains 250,000 shares~~.~~ As the initial shareholder/officer of the Company, Mr. Cassidy provided services to the Company without charge, including preparation and filing of the corporate documents and preparation of the initial registration statement. Mr. Cassidy continues to provide legal services to the Company through its arrangement with Tiber Creek Corporation in the preparation of this registration statement and assistance in preparation of certain of its filings required pursuant to the Securities Exchange Act of 1934. Mr. McKillop, through Tiber Creek Corporation, will provide services to the Company, if needed, in facilitating introductions and meetings with professionals in the brokerage and financial communities.

There are certain family relationships between shareholders and Portia LeGall, the Company’s President and director.

The following shares were issued to, and are currently held by, persons related to Portia LeGall (an officer and director of the Company): (a) Terrence LeGall, Co-CEO and husband of Portia LeGall: 665,300 shares; (b) Tara P. LeGall, VP of Marketing and daughter of Portia LeGall: 507,650 shares; (c) Therman Evans, shareholder and brother of Portia LeGall: 10,000 shares.

Portia LeGall also is a 20% owner of Evans 5, LLC, of which her brother Therman Evans is also 20% owner.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the closing of the acquisition of LG, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than five percent (5%) of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Title of Class	Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Common Stock	Portia LeGall, Co-CEO, Secretary and Treasurer	3,945,458	63.1%
Common Stock	Terrence LeGall, Co-CEO	683,982	10.9%
Common Stock	Tara P. LeGall	526,060	8.4%

(1)	Unless otherwise indicated, based on 6,255,500 shares of common stock issued and outstanding as of the date of this report.

(2)	Unless indicated otherwise, the address of the shareholder is c/o 2215 North Wood Avenue, Linden, New Jersey 07036.

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The Company is not aware of any person who owns of record, or is known to own beneficially, ten percent or more of the outstanding securities of any class of the issuer, other than as set forth above. There are no classes of stock other than common stock issued or outstanding.

There are no current arrangements which will result in a change in control.

ITEM 1A.  RISK FACTORS

You should carefully consider each of the risks and uncertainties described below and elsewhere in this Current Report on Form 8-K, as well as any amendments or updates reflected in subsequent filings with the SEC. The Company believes these risks and uncertainties, individually or in the aggregate, could cause its actual results to differ materially from expected and historical results and could materially and adversely affect its business operations, results of operations, financial condition and liquidity. Further, additional risks and uncertainties not presently known to the Company or that the Company currently deems immaterial may also impair its results and business operations. Unless, otherwise specified, the “Company” will be used interchangeably with Le’Grille, LLC and LeGall Holdings, Inc. as Le’Grille will be the operating company as a result of the Share Exchange Agreement.

Risks Associated with the Company’s Business

The Company has no independent operating history and as such an investor cannot assess its profitability or performance but must rely on the experience of its president and other officers.

The Company is a development stage company and has no operating history and it is therefore not possible for an investor to assess prior performance or determine whether it will likely meet its projected business plan. Such lack of experience may result in the Company experiencing difficulty in adequately designing or building any project, thereby causing the project to function improperly or provide inadequate utility for which it is intended. If the Company’s projects cannot be completed or consistently function improperly or perform below expectations, the Company will likely be unable to market and sell many of its projects or products. An investor will be required to make an investment decision based solely on the management’s history and its projected operations in light of the risks, expenses and uncertainties that may be encountered by engaging in the building and managing of ecological theme parks and producing organically grown food.

LHI has accumulated deficit as of March 31, 2017 of $58,089.

As of March 31, 2017, LHI had an accumulated deficit of $58,089. This deficit may impact on LHI in various ways including, but not limited to, making it more difficult to borrow money, sell stock or to maintain a good market price.

LHI has accumulated deficit as of December 31, 2016 of $42,834.

As of December 31, 2016, LHI had an accumulated deficit of $42,834. This deficit may impact on LHI in various ways including, but not limited to, making it more difficult to borrow money, sell stock or to maintain a good market price.

LG has accumulated deficit as of March 31, 2017 of $4,190.

As of March 31, 2017, LG had an accumulated deficit of $4,190. This deficit may impact LG in various ways including, but not limited to, making it more difficult to borrow money, sell stock or to maintain a good market price.

LG has accumulated deficit as of December 31, 2016 of $1,390.

As of December 31, 2016, LG had an accumulated deficit of $1,390. This deficit may impact LG in various ways including, but not limited to, making it more difficult to borrow money, sell stock or to maintain a good market price.

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LHI’s independent auditors have issued a report raising substantial doubt of the Company's ability to continue as a going concern.

The report of LHI’s independent auditors contained in the LHI financial statements from April 4, 2016 (inception) through December 31, 2016 includes a paragraph mentioning that LHI has had no revenues and income since inception, and had a working capital deficit of $41,222 and an accumulated deficit of $42,834. These matters raise substantial doubt regarding LHI’s ability to continue as a going concern without the influx of capital through the sale of its securities or through development of its operations.

LG’s independent auditors have issued a report raising substantial doubt of the LG’s ability to continue as a going concern.

The report of LG’s independent auditors contained in LG’s financial statements from November 20, 2016 (inception) through December 31, 2016 includes a paragraph mentioning that LG has had no revenues and income since inception, and had an accumulated deficit of $1,390. These matters raise substantial doubt regarding LG’s ability to continue as a going concern without the influx of capital through the sale of its securities or through development of its operations.

Reliance on Management

The Company’s management (“Management”) will participate in all decisions with respect to the management of the Company, including (without limitation) determining projects on which to bid, operations, and development. In the event of the dissolution, death, retirement or other incapacity of the Management, the business and operations of the Company may be adversely affected.

The Company’s CEO controls a majority of the outstanding stock/equity.

The CEO of the Company currently beneficially owns more than a majority of the Company’s outstanding common stock and members’ equity. As such, she controls most matters requiring approval by stockholders, including the election of directors and approval of significant corporate transactions. This concentration of ownership may also have the effect of delaying or preventing a change in control, which in turn could have a material adverse effect on the market price of the Company’s common stock or prevent stockholders/members from realizing a premium over the market price for their Shares. Mrs. LeGall will retain substantial control over matters requiring approval, such as (without limitation) the election of directors and approval of significant corporate transactions. This concentration of ownership may also have the effect of delaying or preventing a change in control.

No Expectation to Pay Dividends

The Company has not paid any dividends with respect to its outstanding shares/ownership and cannot predict when, or if, dividends will be paid. The Company does not currently anticipate paying any dividends on the shares until a product is successfully commercialized and liquidity is realized. There is no guarantee the Company will ever receive any profit from its operations so as to be able to declare and pay dividends. There can be no assurance with respect to the amount and timing of any dividends other than to the shareholders, or that they will ever be made. Future dividends will be determined by the Management of the Company in light of prevailing financial conditions, earnings, if any, as well as other relevant factors.

Early Developmental Stage Company

The Company has only a limited operating history upon which to base an evaluation of its business and future prospects. For financial accounting purposes, the Company is in its development stage, and its operations will be subject to all the risks inherent in the establishment of a new business. Included in these risks are limited capital, corporate infrastructure and marketing arrangements.

Little Experience in Being a Public Company

The Company is an early-stage company and as such has little experience in managing a public company. Such lack of experience may result in the Company experiencing difficulty in adequately operating and growing its business. Further, the Company may be hampered by lack of experience in addressing the issues and considerations which are common to growing companies. If the Company’s operating or management abilities consistently perform below expectations, the Company’s business is unlikely to thrive.

The Company is an early-stage company with no developed finance and accounting organization and the rigorous demands of being a public company require a structured and developed finance and accounting group. As a reporting company, the Company is already subject to the reporting requirements of the Securities Exchange Act of 1934. However, the requirements of these laws and the rules and regulations promulgated thereunder entail significant accounting, legal and financial compliance costs which may be prohibitive to the Company as it develops its business plan, services and scope. These costs have made, and will continue to make, some activities more difficult, time consuming or costly and may place significant strain on its personnel, systems and resources.

The Securities Exchange Act requires, among other things, that companies maintain effective disclosure controls and procedures and internal control over financial reporting. In order to maintain the requisite disclosure controls and procedures and internal control over financial reporting, significant resources and management oversight are required. As a result, management’s attention may be diverted from other business concerns, which could have a material adverse effect on the development of the Company's business, financial condition and results of operations.

These rules and regulations may also make it difficult and expensive for the Company to obtain director and officer liability insurance. If the Company is unable to obtain adequate director and officer insurance, its ability to recruit and retain qualified officers and directors, especially those directors who may be deemed independent, will be significantly curtailed.

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Intellectual Property

The Company has not applied for intellectual property or trade secret protection on any aspects of its business. The Company has no current plans on attempting to obtain patents, copyright, trademarks and/or service marks on any of its solutions and services. There can be no assurance that the Company can obtain effective protection against unauthorized duplication or the introduction of substantially similar solutions and services.

The Company’s performance is subject to risks associated with the restaurant industry, including the highly competitive nature of the industry.

The Company shall derive a substantial portion of its revenues in the form of royalties based on a percentage of the gross sales of its franchised restaurants. Sales and profitability of these restaurants and, in turn, payments it receives from franchisees may be negatively impacted by a number of factors, some of which are outside of the Company’s control. The most significant are:

●	declines in comparable-restaurant sales growth rates due to: (i) failing to meet or adequately adapt to changing customers' expectations for food quality and taste or to innovate new menu items to retain the existing customer base and attract new customers; (ii) competitive intrusions in the Company’s markets; (iii) opening new restaurants that cannibalize the sales of existing restaurants; (iv) failure of national or local marketing to be effective; (v) weakening national, regional and local economic conditions; and (vi) natural or man-made disasters or adverse weather conditions;

●	negative trends in operating expenses such as: (i) increases in food costs including rising commodity costs; (ii) increases in labor costs including increases mandated by minimum wage and other employment laws, immigration reform, the potential impact of union organizing efforts, increases due to tight labor market conditions and the Patient Protection and Affordable Care Act; and (iii) increases in other operating costs including advertising, utilities, lease-related expenses and credit card processing fees;

●	the highly competitive nature of the restaurant industry with respect to, among other things: (i) price, service, location, personnel and the type and quality of food; (ii) the trend toward convergence in grocery, deli and restaurant services, as well as the continued expansion of restaurants in Caribbean and American cuisine; and (iii) the entry of major market players in non-competing industries into the food services market which could decrease the market share of the Company in it’s respective food categories;

●	the inability to open new restaurants that achieve and sustain acceptable sales volumes;

●	the inability to increase menu pricing to offset increased operating expenses;

●	failure to effectively manage further penetration into mature markets;

●	negative trends in the availability of credit and in expenses such as interest rates and the cost of construction materials that will affect the Company’s ability or its franchisees' ability to maintain and refurbish existing restaurants;

●	the inability to manage the Company’s company-owned restaurants due to unanticipated changes in, or availability of, qualified restaurant management, staff and other personnel; and

●	the inability to operate effectively in new and/or highly competitive geographic regions or local markets in which the Company or its franchisees have limited operating experience.

A lack of availability of suitable locations for new restaurants or a decline in the quality of the locations for then existing restaurants may adversely affect the Company’s sales and results of operations.

The success of the Company’s restaurants depends in large part on its locations. As demographic and economic patterns change, current locations may not continue to be attractive or profitable. Potential declines in neighborhoods where the Company’s restaurants are or shall be located or adverse economic conditions in areas surrounding those neighborhoods could result in reduced sales in those locations. In addition, desirable locations for new restaurant openings or for the relocation of existing restaurants may not be available at an acceptable cost when management identifies a particular opportunity for a new restaurant or relocation. Additionally, restaurant revitalization initiatives may not be completed as and when projected and may not produce the results management expects.

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The Company may experience shortages or interruptions in the supply or delivery of food and other products from third parties or in the availability of utilities.

The franchised and company-operated restaurants are dependent on frequent deliveries of fresh produce, food, beverage and other products. This subjects the Company to the risk of shortages or interruptions in food and beverage supplies which may result from a variety of causes including, but not limited to, shortages due to adverse weather, labor unrest, political unrest, terrorism, outbreaks of food-borne illness, disruption of operation of production facilities, the financial difficulties, including bankruptcy, of the Company’s suppliers or other unforeseen circumstances. Such shortages could adversely affect the Company’s revenue and profits. The inability to secure adequate and reliable supplies or distribution of food and beverage products could limit the Company’s ability to make changes to its core menus or offer promotional “limited time only” menu items, which may limit the Company’s ability to implement its business strategies. The Company’s restaurants bear risks associated with the timeliness of deliveries by suppliers and distributors as well as the solvency, reputation, labor relationships, freight rates, prices of raw materials and health and safety standards of each supplier and distributor. Other significant risks associated with the Company’s suppliers and distributors include improper handling of food and beverage products and/or the adulteration or contamination of such food and beverage products. Disruptions in these relationships with suppliers and distributors may reduce the payments the Company receives from its franchisees or the profits generated by its company-operated restaurants. In addition, interruptions to the availability of gas, electric, water or other utilities may adversely affect operations.

A failure to develop and implement innovative marketing and guest relationship initiatives, ineffective or improper use of social media or other marketing initiatives, and increased advertising and marketing costs, could adversely affect business results.

If the Company’s competitors increase their spending on advertising and promotions, or if the Company’s advertising, media or marketing expenses increase, or if the Company’s advertising and promotions become less effective than those of its competitors, the Company could experience a material adverse effect on business results. A failure to sufficiently innovate, develop guest relationship initiatives, or maintain adequate and effective advertising could inhibit the Company’s ability to maintain brand relevance and drive increased sales.

As part of the Company’s marketing efforts, the Company will rely on search engine marketing and social media platforms to attract and retain guests. These efforts may not be successful, resulting in expenses incurred without the benefit of higher revenues or increased employee engagement. In addition, a variety of risks are associated with the use of social media, including the improper disclosure of proprietary information, negative comments about the Company’s brands, exposure of personally identifiable information, fraud, or out-of-date information. The inappropriate use of social media vehicles by the Company’s franchisees, guests or employees could increase the Company’s costs, lead to litigation or result in negative publicity that could damage the Company’s reputation. These efforts may not be successful, and pose a variety of other risks, as discussed below under the heading: “The Company is heavily dependent on information technology and any material failure of that technology could impair the Company’s ability to efficiently operate its business.”

Changing health or dietary preferences may cause consumers to avoid the Company’s in favor of alternative foods.

The food service industry as a whole rests on consumer preferences and demographic trends at the local, regional, national and international levels, and the impact on consumer eating habits of new information regarding diet, nutrition and health. The Company’s franchise development and system-wide sales depend on the sustained demand for its products, which may be affected by factors it does not control. Various factors such as: (i) the Food and Drug Administration’s menu labeling rules of nutritional content, (ii) nutritional guidelines issued by the United States Department of Agriculture and issuance of similar guidelines or statistical information by state or local municipalities, or (iii) academic studies, may impact consumer choice and cause consumers to select foods other than those that are offered by the Company’s restaurants. The Company may not be able to adequately its restaurants' menu offerings to keep pace with developments in consumer preferences, which may result in reductions to the franchise payments the Company receives from franchisees and the revenues generated by company-operated restaurants.

Factors outside the Company’s control may harm its brand's reputation.

The success of the Company’s restaurant business is largely dependent upon brand recognition and the strength of the Company’s franchise systems. The continued success of the Company’s franchisees and company-operated restaurants will be directly dependent upon the maintenance of a favorable public view of the Company’s brand. Negative publicity (e.g., crime, scandal, litigation, on-site accidents and injuries or other harm to customers) at a single the Company location can have a substantial negative impact on the operations of all restaurants within the Company’s system. Multi-unit food service businesses such as the Company can be materially and adversely affected by widespread negative publicity of any type, but particularly regarding food quality, food-borne illness, food tampering, obesity, injury or other health concerns with respect to certain foods, whether or not accurate or valid. The risk of food-borne illness or food tampering cannot be completely eliminated. Any outbreak of food-borne illness or other food-related incidents attributed to the Company’s restaurants or within the food service industry or any widespread negative publicity regarding the Company brand or the restaurant industry in general could harm the Company’s reputation. What’s more, a liability claim could injure the reputation of all the Company’s restaurants, whether or not it is ultimately successful.

Matters involving employees at company-operated restaurants may expose the Company to potential liability.

The Company is subject to United States federal, state and local employment laws that may expose the Company to liability if the Company is determined to have violated such employment laws. Failure to comply with federal and state labor laws pertaining to minimum wage, overtime pay, meal and rest breaks, unemployment tax rates, workers' compensation regulations, citizenship or residency requirements, child labor requirements, sales taxes and other employment-related matters may have a material adverse effect on business or operations. In addition, employee claims based on, among other things, discrimination, harassment or wrongful termination may divert financial and management resources and adversely affect operations. The losses that may be incurred as a result of any violation of such employment laws are difficult to quantify.

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The Company’s failure or the failure of the Company’s franchisees to comply with federal, state and local governmental regulations may subject the Company to losses and harm to its brand.

The Company is subject to the Fair Labor Standards Act (which governs such matters as minimum wages, overtime and other working conditions), along with the Americans with Disabilities Act, the Immigration Reform and Control Act of 1986, various family leave mandates and a variety of other laws enacted, or rules and regulations promulgated by federal, state and local governmental authorities that govern these and other employment matters, including tip credits, working conditions, safety standards and immigration status. In 2014, the general counsel’s office of the National Labor Relations Board issued complaints naming the McDonald’s Corporation as a joint employer of workers at its franchisees for alleged violations of the Fair Labor Standards Act. There can be no assurance that other franchisors will not receive similar complaints in the future which may result in legal proceedings based on the actions of its franchisees. The Company expects increases in payroll expenses as a result of federal and state mandated increases in the minimum wage, and although such increases are not expected to be material, the Company cannot be assured that there will not be material increases in the future. Enactment and enforcement of various federal, state and local laws, rules and regulations on immigration and labor organizations may adversely impact the availability and costs of labor for the Company’s restaurants in a particular area or across the United States. Other labor shortages or increased team member turnover could also increase labor costs. In addition, the Company’s vendors may be affected by higher minimum wage standards or availability of labor, which may increase the price of goods and services supplied to the Company. The Company shall continue to evaluate the potential impact of the Patient Protection and Affordable Care Act and regulations issued thereto on its business, and to accommodate various parts of the law as they take effect. There are no assurances that a combination of cost management and price increases can accommodate all of the costs associated with compliance.

The Company is subject to extensive federal, state and local governmental regulations, including those relating to the food safety and inspection and the preparation and sale of food and alcoholic beverages. Disruptions within any government agencies could impact the U.S. food industry which may have an adverse effect on business. The Company is also subject to laws and regulations relating to building and zoning requirements. Each of the Company’s and its franchisees' restaurants will also be subject to licensing and regulation by alcoholic beverage control, health, sanitation, safety and fire agencies in the state, county and/or municipality where the restaurant is located. The Company generally has not encountered any material difficulties or failures in obtaining and maintaining the required licenses and approvals that could impact the continuing operations of an existing restaurant, or delay or prevent the opening of a new restaurant. Although the Company does not anticipate encountering any material difficulties or failures in obtaining and maintaining the required licenses and approvals necessary for continued operations of the Company’s restaurants and franchisees, certain material difficulties or failures may arise that could impact the continuing operations of the Company’s business.

In addition, the Company is subject to laws and regulations, which vary from jurisdiction to jurisdiction, relating to nutritional content and menu labeling. Compliance with these laws and regulations may lead to increased costs and operational complexity and may increase the Company’s exposure to governmental investigations or litigation. In connection with the continued operation or remodeling of certain restaurants, the Company or its franchisees may be required to expend funds to meet federal, state and local and foreign regulations. The inability to obtain or maintain such licenses or publicity resulting from actual or alleged violations of such laws could have an adverse effect on the Company’s results of operations.

Finally, the Company is subject to federal regulation and certain state laws, which govern the offer and sale of franchises. Many state franchise laws contain provisions that supersede the terms of franchise agreements, including provisions concerning the termination or non-renewal of a franchise. Some state franchise laws require that certain materials be registered before franchises can be offered or sold in that state. The failure to obtain or retain licenses or approvals to sell franchises could adversely affect the Company and its franchisees. Changes in, and the cost of compliance with, government regulations could have a material effect on operations.

The Company will be heavily dependent on information technology and any material failure of that technology could impair its ability to efficiently operate its business.

The Company will rely heavily on information systems across its operations, including, for example, point-of-sale processing in the Company’s restaurants, management of its supply chain, collection of cash, payment of obligations and various other processes and procedures. The Company’s ability to efficiently manage its business depends significantly on the reliability and capacity of these systems. The failure of these systems to operate effectively, problems with maintenance, upgrading or transitioning to replacement systems, fraudulent manipulation of sales reporting from its restaurants resulting in loss of sales and royalty payments, or a breach in security of these systems could be harmful and cause delays in customer service and reduce efficiency in operations. Significant capital investments might be required to remediate any problems.

As part of the Company’s marketing efforts, the Company will rely on search engine marketing and social media platforms to attract and retain guests. These efforts may not be successful, and pose a variety of other risks, as discussed above under the heading: “A failure to develop and implement innovative marketing and guest relationship initiatives, ineffective or improper use of social media or other marketing initiatives, and increased advertising and marketing costs, could adversely affect business results.”

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The Company’s inability or failure to execute on a comprehensive business continuity plan following a major natural disaster such as an earthquake, tornado or man-made disaster, including terrorism, at a restaurant location or corporate facility, could materially adversely impact business.

The Company’s corporate systems and processes and corporate support for the Company’s restaurant operations will be handled primarily at one central location. The Company anticipates putting in place disaster recovery procedures and business continuity plans to address most events of a crisis nature, including earthquakes, tornadoes and other natural or man-made disasters, and back up and off-site locations for recovery of electronic and other forms of data and information. However, if the Company is unable to fully implement these disaster recovery plans, the Company may experience delays in recovery of data, inability to perform vital corporate functions, tardiness in required reporting and compliance, failures to adequately support field operations and other breakdowns in normal communication and operating procedures that could have a material adverse effect on the Company’s financial condition, results of operation and exposure to administrative and other legal claims.

The Company’s business depends on its ability to attract and retain talented employees.

The Company’s business is based on successfully attracting and retaining talented employees. The market for highly skilled employees and leaders in the Company’s industry is extremely competitive. If the Company is less successful in its recruiting efforts, or if the Company is unable to retain key employees, the Company’s ability to develop and deliver successful products and services may be adversely affected. Effective succession planning is also important to the Company’s long-term success. Failure to ensure effective transfer of knowledge and smooth transitions involving key employees could hinder the Company’s strategic planning and execution.

Litigation Risk

The Company does not have any business liability, disruption or litigation insurance, and any business disruption or litigation the Company experiences might result in it incurring substantial costs and diversion of resources.

Unforeseen Changes

While the Company has enumerated certain material risk factors herein, it is impossible to know all risks which may arise in the future. In particular, shareholders may be negatively affected by changes in any of the following: (i) laws, rules and regulations; (ii) regional, national and/or global economic factors; (iii) the capacity, circumstances and relationships of partners of the Company or the Management; or (iv) general changes in financial or capital markets.

The Company continuously encounters changes in its operating environment, and the Company may have fewer resources than many of its competitors to continue to adjust to those changes. The operating environment of the Company is undergoing rapid changes, with frequent introductions of laws, regulations, competitors, market approaches, and economic impacts. Future success will depend, in part, upon the ability of the Company to adapt to those changes and providing products and services that will satisfy the demands of their respective businesses and projects. Many of the competitors have substantially greater resources to adapt to those changes. The Company may not effectively react to all of the changes in its operating environment or be successful in adapting its products and approach.

Arbitration

By execution of the subscription agreement for purchase of the Shares, investors in this offering agree to submit to arbitration all claims arising from their investment. Arbitration may not afford investors all the relief they might obtain outside arbitration. Arbitration narrows procedural and other steps available to claimants (such as discovery, broad choice of venue and scope of appellate review) and is, in general, a more informal process than court action. On the other hand, arbitration is normally a less expensive process for a claimant than court action and normally results in a quicker final decision. However, investors may find that as a result of arbitration they are more restricted in the resolution of claims, if any, arising from this investment.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The Company has issued the following securities in the last three (3) years. All such securities were issued pursuant to an exemption from registration of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering, as noted below. Each of these transactions was issued as part of a private placement of securities by the Company in which (i) no general advertising or solicitation was used, and (ii) the investors purchasing securities were acquiring the same for investment purposes only, without a view to resale. Furthermore, no underwriters participated or effectuated any of the transactions specified below. Also, no underwriting discounts or commissions applied to any of the transactions set forth below. All potential investors were contacted personally and possessed at the time of their investment bona fide substantive, pre-existing business relationships with the Company and/or its officers, directors and affiliates. No potential investors were contacted through other means, and no general advertising or general solicitation was used to solicit any investors.

16

(1) On April 4, 2016, 10,000,000 shares of common stock were issued to James Cassidy valued at par and a discount of $1,000. Subsequently, on September 28, 2016, the Company redeemed an aggregate of 9,750,000 of these shares valued at par and a discount of $1,000.

(2) On April 4, 2016, 10,000,000 shares of common stock were issued to James McKillop valued at par and a discount of $1,000. Subsequently, on September 28, 2016, the Company redeemed an aggregate of 9,750,000 of these shares valued at par and a discount of $1,000.

(3) On September 29, 2016, 5,000,000 shares of common stock were issued to new management valued at par and a total discount of $500 as follows:

Shareholder Name	Number of Shares Issued	Consideration
Portia LeGall (Co-CEO)	3,750,000	--
Terrence LeGall (Co-CEO)	650,000
Tara P. LeGall (VP of Marketing)	500,000
Terrence G. M. LeGall	100,000

(4) From October 7, 2016 to November 30, 2016, the Company issued a total of 500,000 shares of its common stock at $0.0001 per share pursuant to executed subscription agreements under a Regulation D offering. A total of $50 was received by the Company as aggregate consideration paid for these 500,000 shares issued at value of $0.0001 per share. Details of the specific transactions is specified directly below:

Name	# Shares	Consideration
CHRISTIAN SANCHEZ	10,000	$1.00
REGINALD TYLER	10,000	$1.00
RICHARD B. HOLMES	10,000	$1.00
WILLIAM SEARIGHT	10,000	$1.00
DAPHNE BOLDEN	10,000	$1.00
JOHN JONES	10,000	$1.00
GERTRUDE ETTA	10,000	$1.00
BRIAN A. NANDY	10,000	$1.00
SIDDEEQ WILLIAMS	10,000	$1.00
DUANE JEFFERSON	10,000	$1.00
JERLINE E. KELLY	10,000	$1.00
DEREK ELAH THOMPSON	10,000	$1.00
JOHN C. ARNOLD	10,000	$1.00
KOI D. KIRK	10,000	$1.00
STEPHEN E. TARVER IV	10,000	$1.00
LIBNI REYES	10,000	$1.00
GUILLAME LAFOREST	10,000	$1.00
DARYL SCALES	10,000	$1.00
JULVIA M. FIGUEROA	10,000	$1.00
CRYSTAL ALLEN	10,000	$1.00
THERMAN EVANS	10,000	$1.00
MICHAEL S. BROWN	10,000	$1.00
JOSEPH J. DELSOIN	10,000	$1.00
NATHAN HOLLIS	10,000	$1.00
CHRISTINA NOVELLI	10,000	$1.00
KATHY MEDRANO	10,000	$1.00
DAVID YAMOAH	20,000	$2.00
TYRONE DOTSON	10,000	$1.00
MICHELLE JENKINS	10,000	$1.00
MONIQUE JONES	20,000	$2.00
MICHAEL STARKS	20,000	$2.00
ALEX WASHINGTON	40,000	$4.00
CYNTHIA WHITLEY	50,000	$5.00
ROLAND D. CASSEY	50,000	$5.00
MARYSE ELISCARD	20,000	$2.00

17

(5) On August 7, 2017, pursuant to the Share Exchange with Le’ Grille, LLC, the Company issued 255,500 shares of Common Stock in exchange for 100% of Le’ Grille, LLC membership interest, issued as follows:

●	195,458 shares of common stock issued to Portia LeGall in exchange for 76.5% membership interest in LG;
●	33,982 shares of common stock issued to Terrence LeGall in exchange for 13.3% membership interest in LG; and
●	26,060 shares of common stock issued to Tara P. LeGall in exchange for 10.2% membership interest in LG.

ITEM 5.06 Change in Shell Company Status

The Company has acquired 100% of Le’ Grille, LLC, which has a defined business plan, and accordingly, the Company has commenced operations.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The consolidated financial statements of Le’ Grille, LLC, including balance sheets for the three months ended March 31, 2017 (Unaudited) and for the period from inception through December 31, 2016 respectively, and the related consolidated statements of operations, changes in members’ equity (deficit), and cash flows for the three months ended March 31, 2017 (Unaudited) and the period from November 20, 2016 (Inception) to December 31, 2016, respectively, are included herewith.

Exhibit Number	Description

2.1*	Plan and Agreement of Reorganization dated as of July 30, 2017, among the Company, Le’ Grille, LLC and the LG Shareholders. (1)
3.1	Certificate of Incorporation (filed as exhibit to the Form 10-12G filed May 2, 2016)
3.2	By-laws (filed as exhibit to the Form 10-12G filed May 2, 2016)
3.3	Sample Stock Certificate (filed as exhibit to the Form 10-12G filed May 2, 2016)
99.1*	Pro forma Financial Statements

(1)	Incorporated by reference from the Company’s Current Report on Form 8-K filed with the Commission on July 30, 2017.

*	Filed herewith

18

LE’ GRILLE, LLC

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Le’ Grille, LLC.:

We have audited the accompanying balance sheet of Le’ Grille, LLC. (the “Company”) as of December 31, 2016, and the related statements of operations, changes in members’ deficit, and cash flows for the period from November 20, 2016 (Inception) through December 31, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Le’ Grille, LLC as of December 31, 2016, and the results of its operations and its cash flows for the period from November 20, 2016 (Inception) through December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has experienced liquidity issues, including a working capital deficit. The Company has not generated sufficient cash flow to repay its current and future obligations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Further information and management’s plans in regard to this uncertainty are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KCCW Accountancy Corp.

Alhambra, California

June 28, 2017

F-2

LE' GRILLE, LLC

Balance Sheet

ASSETS
December 31,
2016

CURRENT ASSETS

Cash	$-
Total current assets	-

TOTAL ASSETS	$-

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES

Accrued liabilities	$1,238
Total current liabilities	1,238

MEMBERS' EQUITY

Members' capital	152
Accumulated deficit	(1,390)

Total members' deficit	(1,238)

TOTAL LIABILITIES AND MEMBERS' DEFICIT	$-

The accompanying notes are an integral part of these financial statements.

F-3

LE' GRILLE, LLC

Statement of Operations

For the period from November 20, 2016(Inception) to
December 31,
2016
Revenues	$-

Cost of revenues	-

Gross profit	-

Operating expenses	1,390

Loss before income taxes	(1,390)

Provision for income taxes	-

Net loss	$(1,390)

The accompanying notes are an integral part of these financial statements.

F-4

LE' GRILLE, LLC

Statement of Members' Deficit

	Members'	Accumulated	Members'
	Capital	Deficit	Deficit
Balance, November 20, 2016 (Inception)	$-	$-	$-

Expenses paid by members and contributed as capital	152	-	152

Net loss	-	(1,390)	(1,390)

Balance, December 31, 2016	$152	$(1,390)	$(1,238)

The accompanying notes are an integral part of these financial statements.

F-5

LE' GRILLE, LLC

Statement of Cash Flows

For the period from November 20, 2016 (Inception) to
December 31,
2016
OPERATING ACTIVITIES
Net loss	$(1,390)
Adjustments to reconcile net loss to net cash used in operating activities:
Expenses paid by stockholder and contributed as capital	152
Changes in operating assets and liabilities
Accrued liabilities	1,238
Net cash used in operating activities	-

NET INCREASE (DECREASE) IN CASH	-

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

CASH PAID FOR:
Interest	$-
Income taxes	$-

The accompanying notes are an integral part of these financial statements.

F-6

LE’ GRILLE, LLC

Notes to Financial Statements

NOTE 1 – DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Nature of Operations

Le’ Grille, LLC (the "Company"), a New Jersey limited liability company, was formed on November 20, 2016. The Company has been in the developmental stage since inception and its operations to date have been limited to incurring expenses for the formation of the Company. The Company will attempt to locate and negotiate with a public entity for the combination of that target company with the Company. The combination will normally take the form of a merger, stock-for-stock exchange or stock-for-assets exchange. The Company will structure the business combination to be within the definition of a tax-free reorganization under Section 351 or Section 368 of the Internal Revenue Code of 1986, as amended. No assurances can be given that the Company will be successful in locating or negotiating with any target company.

Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

NOTE 2 – GOING CONCERN

The Company has not yet generated any revenue since inception to date and has sustained operating loss of $1,390 during the period from November 20, 2016 (Inception) to December 31, 2016. The Company had a working capital deficit of $1,238 and an accumulated deficit of $1,390 as of December 31, 2016. The Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations and/or obtaining additional financing from its members or other sources, as may be required.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern; however, the above condition raises substantial doubt about the Company's ability to do so. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

In order to maintain its current level of operations, the Company will require additional working capital from either cash flow from operations, contributions of its members, or third-party debt. If the Company is unable to acquire additional working capital, it will be required to significantly reduce its current level of operations.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. There were no cash equivalents as of December 31, 2016.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality banking institutions. The Company did not have cash balances in excess of the Federal Deposit Insurance Corporation limit as of December 31, 2016.

F-7

LE’ GRILLE, LLC

Notes to Financial Statements

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments

In accordance with ASC 820, the carrying value of cash and cash equivalents and accrued liabilities approximates fair value due to the short-term maturity of these instruments. ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1- Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2- Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3- Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, accounts payable and accrued expenses approximate their fair market value based on the short-term maturity of these instruments.

Income Taxes

As a limited liability company, the Company is not subject to federal income taxes. The federal income tax liability of a New Jersey limited liability company flows through to its members.

NOTE 4 – ACCRUED LIABILITIES

As of December 31, 2016, the Company had accrued liabilities of $1,238 consisting of legal and professional fees.

NOTE 5 – RECENT ACCOUNTING PRONOUNCEMENTS

In November 2016, the FASB issued Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash” (“ASU 2016-18”). The new guidance is intended to reduce diversity in practice by adding or clarifying guidance on classification and presentation of changes in restricted cash on the statement of cash flows. ASU 2016-18 is effective for annual and interim periods beginning after December 15, 2017. Early adoption is permitted. The amendments in this update should be applied retrospectively to all periods presented. The Company is currently evaluating the impact of adopting ASU 2016-18 noting it will only impact the Company to the extent it has restricted cash in the future.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments” (“ASU 2016-15”). ASU 2016-15 will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. ASU 2016-15 is effective for fiscal years beginning after December 15, 2017. The new standard will require adoption on a retrospective basis unless it is impracticable to apply, in which case it would be required to apply the amendments prospectively as of the earliest date practicable. The Company is currently in the process of evaluating the impact of ASU 2016-15 on its financial statements.

In June 2016, the FASB issued Accounting Standards Update ("ASU") 2016-13, "Financial Instruments - Credit Losses (Topic 326)." The new standard amends guidance on reporting credit losses for assets held at amortized cost basis and available-for-sale debt securities. This ASU is effective for financial statements issued for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company is currently evaluating this guidance to determine the impact it may have on its financial statements.

F-8

LE’ GRILLE, LLC

Notes to Financial Statements

NOTE 5 – RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In 2015, the FASB issued ASU No. 2015-17, “Income Taxes” (Topic 740): Balance Sheet Classification of Deferred Taxes, which requires all deferred tax assets and liabilities to be classified as noncurrent in a classified balance sheet. Current US GAAP requires an entity to separate deferred tax assets and liabilities into current and noncurrent amounts in a classified balance sheet. For public entities, ASU 2015-17 is effective for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods. For all other entities, ASU 2015-17 is effective for annual reporting periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018, and may be applied either prospectively or retrospectively, with early application permitted for financial statements that have not been previously issued. The Company has not yet determined the effect of the adoption of this standard on the Company’s financial position and results of operations.

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern”. This standard is intended to define management’s responsibility to evaluate whether there is substantial doubt about an organization’s ability to continue as a going concern and to provide related footnote disclosures. Under U.S. GAAP, financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. Financial reporting under this presumption is commonly referred to as the going concern basis of accounting. The going concern basis of accounting is critical to financial reporting because it establishes the fundamental basis for measuring and classifying assets and liabilities. Currently, U.S. GAAP lacks guidance about management’s responsibility to evaluate whether there is substantial doubt about the organization’s ability to continue as a going concern or to provide related footnote disclosures. This ASU provides guidance to an organization’s management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The amendments are effective for annual periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016. Early application is permitted for annual or interim reporting periods for which the financial statements have not previously been issued. Management believes that the impact of this ASU to the Company’s financial statements would be insignificant.

NOTE 6 – MEMBERS’ EQUITY

The Company is governed by the terms and conditions of the Limited Liability Company Agreement (the Agreement) dated November 20, 2016. The Company shall continue until terminated in accordance with the terms of the Agreement or as provided by law, including events of dissolution. The Company shall be dissolved only upon any of the following events: (i) sale, transfer, or other disposition of all or substantially all of the property of the Company, (ii) the agreement of all of the members, (iii) by operation of law, or (iv) the death incompetence, expulsion, or bankruptcy of a member.

Members

The Company is composed of three members: Portia LeGall, Terrence LeGall, and Tara LeGall. Percentage of ownership of members are as follows respectively: 76.5%, 13.3%, and 10.2%. In addition to voting rights required by law, the members shall be entitled to vote on all matters submitted to a vote of the Company’s members. No action, as defined by the Agreement, shall be taken by the Company without the approval of a majority of its members.

The overall management and control of the Company shall be vested with its Board of Directors (the Board). The Board is composed of a number of directors equal to the number of its members. As of December 31, 2016, the Board is composed of three directors. Each director shall have voting power, for purposes of all Board actions, equal to percentage of ownership interest of the member that the director represents.

During the period from November 20, 2016 (Inception) to December 31, 2016, the Company had $152 of operating expenses paid by the Company’s members and contributed as members’ capital. As of December 31, 2016, the Company had $1,238 members’ deficit.

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated subsequent events, accordance with FASB ASC Topic 855, "Subsequent Events", through June 30, 2017, the date which the financial statements were available to be issued. Subsequent events are as follows:

The company intends to enter into a Share Exchange Agreement with LeGall Holdings, Inc. (“LHI”) in the near future. LHI will acquire 100% of the Company’s members’ equity in exchange for 255,500 shares of LHI’s common stock. As a result of the aforementioned agreement, the Company will become a wholly owned subsidiary of LHI. The closing of this transaction shall occur upon the Company providing LHI with audited financial statements, with such financial statements being prepared by an independent accounting firm registered with the Public Company Accounting Oversight Board (“PCAOB”).

F-9

LE’ GRILLE, LLC.

INDEX TO FINANCIAL STATEMENTS

Balance Sheets as of March 31, 2017 (Unaudited) and December 31, 2016	F-11

Statement of Operations for the Three Months ended March 31, 2017 (Unaudited)	F-12

Statement of Cash Flows for the Three Months ended March 31, 2017 (Unaudited)	F-13

Notes to Unaudited Financial Statements	F-14

F-10

LE' GRILLE, LLC

Balance Sheets

ASSETS
	March 31,	December 31,
	2017	2016
	(unaudited)

CURRENT ASSETS

Cash	$-	$-
Total current assets	-	-

TOTAL ASSETS	$-	$-

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES

Accrued liabilities	$4,038	$1,238
Total current liabilities	4,038	1,238

MEMBERS' EQUITY

Members' capital	152	152
Accumulated deficit	(4,190)	(1,390)

Total members' deficit	(4,038)	(1,238)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$-	$-

The accompanying notes are an integral part of these unaudited financial statements.

F-11

LE' GRILLE, LLC

Statement of Operations

(Unaudited)

For the
Three Months
Ended
March 31,
2017

Revenues	$-

Cost of revenues	-

Gross profit	-

Operating expenses	2,800

Loss before income taxes	(2,800)

Provision for income taxes	-

Net loss	$(2,800)

The accompanying notes are an integral part of these unaudited financial statements.

F-12

LE' GRILLE, LLC

Statement of Cash Flows

(Unaudited)

For the Three Months Ended
March 31,
2017
OPERATING ACTIVITIES
Net loss	$(2,800)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities
Accrued liabilities	2,800
Net cash used in operating activities	-

NET INCREASE (DECREASE) IN CASH	-

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

CASH PAID FOR:
Interest	$-
Income taxes	$-

The accompanying notes are an integral part of these unaudited financial statements.

F-13

LE’ GRILLE, LLC

Notes to Unaudited Financial Statements

NOTE 1 – DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Nature of Operations

Le’Grille, LLC (the "Company"), a New Jersey limited liability company, was formed on November 20, 2016. The Company has been in the developmental stage since inception and its operations to date have been limited to incurring expenses for the formation of the Company. The Company will attempt to locate and negotiate with a public entity for the combination of that target company with the Company. The combination will normally take the form of a merger, stock-for-stock exchange or stock-for-assets exchange. The Company will structure the business combination to be within the definition of a tax-free reorganization under Section 351 or Section 368 of the Internal Revenue Code of 1986, as amended. No assurances can be given that the Company will be successful in locating or negotiating with any target company.

Basis of Presentation

These unaudited financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

The accompanying unaudited financial statements have been prepared by the Company. In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at March 31, 2017, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") were omitted pursuant to such rules and regulations. The results for the quarter ended March 31, 2017, are not necessarily indicative of the results to be expected for the year ending December 31, 2017.

NOTE 2 – GOING CONCERN

The Company has not yet generated any revenue since inception to date and has sustained operating loss of $2,800 during the quarter ended March 31, 2017. The Company had a working capital deficit of $4,038 and an accumulated deficit of $4,190 as of March 31, 2017. The Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations and/or obtaining additional financing from its members or other sources, as may be required.

The accompanying unaudited financial statements have been prepared assuming that the Company will continue as a going concern; however, the above condition raises substantial doubt about the Company's ability to do so. The unaudited financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

In order to maintain its current level of operations, the Company will require additional working capital from either cash flow from operations, contributions of its members, or third-party debt. If the Company is unable to acquire additional working capital, it will be required to significantly reduce its current level of operations.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. There were no cash equivalents as of March 31, 2017 and December 31, 2016.

F-14

LE’ GRILLE, LLC

Notes to Unaudited Financial Statements

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality banking institutions. The Company did not have cash balances in excess of the Federal Deposit Insurance Corporation limit as of March 31, 2017 and December 31, 2016.

Fair Value of Financial Instruments

In accordance with ASC 820, the carrying value of cash and cash equivalents and accrued liabilities approximates fair value due to the short-term maturity of these instruments. ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1- Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2- Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3- Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, accounts payable and accrued expenses approximate their fair market value based on the short-term maturity of these instruments.

Income Taxes

As a limited liability company, the Company is not subject to federal income taxes. The federal income tax liability of a New Jersey limited liability company flows through to its members.

NOTE 4 – ACCRUED LIABILITIES

As of March 31, 2017 and December 31, 2016, the Company had $4,038 and $1,238 of accrued professional fees, respectively.

NOTE 5 – RECENT ACCOUNTING PRONOUNCEMENTS

In November 2016, the FASB issued Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash” (“ASU 2016-18”). The new guidance is intended to reduce diversity in practice by adding or clarifying guidance on classification and presentation of changes in restricted cash on the statement of cash flows. ASU 2016-18 is effective for annual and interim periods beginning after December 15, 2017. Early adoption is permitted. The amendments in this update should be applied retrospectively to all periods presented. The Company is currently evaluating the impact of adopting ASU 2016-18 noting it will only impact the Company to the extent it has restricted cash in the future.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments” (“ASU 2016-15”). ASU 2016-15 will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. ASU 2016-15 is effective for fiscal years beginning after December 15, 2017. The new standard will require adoption on a retrospective basis unless it is impracticable to apply, in which case it would be required to apply the amendments prospectively as of the earliest date practicable. The Company is currently in the process of evaluating the impact of ASU 2016-15 on its financial statements.

F-15

LE’ GRILLE, LLC

Notes to Unaudited Financial Statements

NOTE 5 – RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In June 2016, the FASB issued Accounting Standards Update ("ASU") 2016-13, "Financial Instruments - Credit Losses (Topic 326)." The new standard amends guidance on reporting credit losses for assets held at amortized cost basis and available-for-sale debt securities. This ASU is effective for financial statements issued for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company is currently evaluating this guidance to determine the impact it may have on its financial statements.

NOTE 6 – MEMBERS’ EQUITY

The Company is governed by the terms and conditions of the Limited Liability Company Operating Agreement (the Agreement) dated November 20, 2016. The Company shall continue until terminated in accordance with the terms of the Agreement or as provided by law, including events of dissolution. The Company shall be dissolved only upon any of the following events: (i) sale, transfer, or other disposition of all or substantially all of the property of the Company, (ii) the agreement of all of the members, (iii) by operation of law, or (iv) the death incompetence, expulsion, or bankruptcy of a member.

Members

The Company is composed of three members: Portia LeGall, Terrence LeGall, and Tara LeGall. Percentage of ownership of members are as follows respectively: 76.5%, 13.3%, and 10.2%. In addition to voting rights required by law, the members shall be entitled to vote on all matters submitted to a vote of the Company’s members. No action, as defined by the Agreement, shall be taken by the Company without the approval of a majority of its members.

The overall management and control of the Company shall be vested with its Board of Directors (the Board). The Board is composed of a number of directors equal to the number of its members. As of March 31, 2017 and December 31, 2016, the Board is composed of three directors. Each director shall have voting power, for purposes of all Board actions, equal to percentage of ownership interest of the member that the director represents.

As of March 31, 2017 and December 31, 2016, the Company had $4,038 and $1,238 members’ deficits, respectively.

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated subsequent events, accordance with FASB ASC Topic 855, "Subsequent Events", through June 30, 2017, the date which the financial statements were available to be issued. Subsequent events are as follows:

The company intends to enter into a Share Exchange Agreement with LeGall Holdings, Inc. (“LHI”) in the near future. LHI will acquire 100% of the Company’s members’ equity in exchange for 255,500 shares of LHI’s common stock. As a result of the aforementioned agreement, the Company will become a wholly owned subsidiary of LHI. The closing of this transaction shall occur upon the Company providing LHI with audited financial statements, with such financial statements being prepared by an independent accounting firm registered with the Public Company Accounting Oversight Board (“PCAOB”).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGALL HOLDINGS, INC.

Date: August 7, 2017	By:	/s/ Portia LeGall
Portia LeGall, President, Chief Executive Officer, Treasurer and Secretary

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